Dear Pinnacle Fund Shareholders:

The Pinnacle Fund had another excellent year rising 22.5% in 1996. The Fund's return easily outpaced the nation's inflation rate of 3.3% and exceeded the 19.5% gain for the average stock mutual fund as reported by Lipper Analytical.

The strong performance was due, in part, to the returns of several stocks that had excellent gains during the year. High on the list were Microsoft (+88%), Cardinal Health (+60%), and Monsanto (+59%). Just as important to the Fund was maintaining a moderate risk level. Many smaller, more volatile stocks performed very poorly during the summer and did not recover by year end. The Fund continues to invest in high quality companies with established market positions and strong earnings growth. These types of companies with established market positions and strong earnings growth performed well in this uncertain market environment.

An initial investment of $10,000 in the Pinnacle Fund at inception of 1985 was worth $49,751 as of December 31, 1996, assuming the reinvestment of dividends. As always we appreciate your support of the Fund.


PINNACLE FUND
STATEMENT OF ASSETS AND LIABILITIES
December 31, 1996

Assets
  Investments at value:
    Common stock (cost $10,918,785) . . .         $15,784,038
    Short-term notes (cost $727,525). . .             727,525
                                                  -----------
                                                                $16,511,563
  Dividends and interest receivable . . .                            20,406
                                                                -----------
             TOTAL ASSETS                                        16,531,969


LIABILITIES
Payables:
  Investment advisory fee . . . . . . . .              11,250
  Custodian fee . . . . . . . . . . . . .               3,512
  Accrued expenses. . . . . . . . . . . .              25,666
  Other payable . . . . . . . . . . . . .                 600
                                                    ---------
             TOTAL LIABILITIES                                       41,028
                                                                  ---------

NET ASSETS equivalent to $23.96 per share
    for 688,312.518 shares outstanding
    unlimited authorization, no par value;
    offering price equal to net asset value
    per share). . . . . . . . . . . . . .                       $16,490,941
                                                                 ==========
See notes to financial statements.

PINNACLE FUND
STATEMENT OF OPERATIONS
Year Ended December 31, 1996

INVESTMENT INCOME
  Income
    Dividends . . . . . . . . . . . . . .         $   162,871
    Interest. . . . . . . . . . . . . . .              46,978
                                                  -----------
        Total income. . . . . . . . . . .                       $   209,849

Expenses:
  Investment advisory fee . . . . . . . .             126,100
  Custodian fees. . . . . . . . . . . . .              24,645
  Legal and audit . . . . . . . . . . . .              19,143
  Trustees' fees. . . . . . . . . . . . .                 400
  Printing and postage. . . . . . . . . .               1,465
  Gross income taxes. . . . . . . . . . .               2,492
  Other . . . . . . . . . . . . . . . . .               7,158
                                                  -----------
      Total expenses. . . . . . . . . . .                           181,403
                                                              -------------
      Net investment income . . . . . . .                            28,446
                                                              -------------

REALIZED AND UNREALIZED
  GAIN ON INVESTMENTS
    Realized gain from security transactions
      (excluding short-term notes):
      Proceeds from sales . . . . . . . .           8,333,536
      Cost of securities sold . . . . . .           6,191,944
                                                 ------------
      Net realized gain from security
        transactions. . . . . . . . . . .                         2,141,592
                                                               ------------
    Unrealized appreciation of investments:
      End of year . . . . . . . . . . . .           4,865,253
      Beginning of year . . . . . . . . .           3,896,257
                                                 ------------
         Change in unrealized appreciation of
            investments . . . . . . . . .                           968,996
                                                               ------------
          Net gain on investments . . . .                         3,110,588
                                                               ------------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS . . . . . . .                        $3,139,034
                                                               ============
See notes to financial statements.

PINNACLE FUND
STATEMENT OF CHANGES IN NET ASSETS
                                               Year Ended     December 31
                                                 1996            1995
                                               -----------     -----------
Operations:
  Net investment income . . . . . . .           $     28,446    $    61,362
  Net realized gain from security
    transactions. . . . . . . . . . .              2,141,592      1,685,959
  Change in unrealized appreciation
    of investments. . . . . . . . . .                968,996      2,467,377
                                                 -----------     ----------
    Increase in net assets from
      operations. . . . . . . . . . .              3,139,034      4,214,698
                                                 -----------     ----------
Distributions to Shareholders From:
  Net investment income . . . . . . .               (30,714)        (62,118)
  Net realized gains from security
    transactions. . . . . . . . . . .            (2,139,158)     (1,684,738)
                                                 -----------     -----------
    Decrease in net assets from distr-
      ibutions to shareholders. . . .            (2,169,872)     (1,746,856)
                                                 -----------     -----------
Capital Share Transactions:
  Proceeds from sales of shares . . .              1,009,745         960,552
  Net asset value of shares issued to
    shareholders in reinvestment of
    dividends and distributions . . .              2,075,804       1,628,635
  Cost of shares redeemed . . . . . .            (2,236,681)      (3,398,320)
                                                 -----------      -----------
     Increase (decrease) in net assets
      from capital share transactions                848,868        (809,133)
                                                 -----------      -----------
     Total increase in net assets . .              1,818,030       1,658,709

Net Assets, Beginning of Year . . . .             14,672,911      13,014,202
                                                 -----------      -----------
Net Assets, End of Year including
  (excess of distributions over) net
  investment income of $(2,549) and
  $(281), respectively) . . . . . . .            $16,490,941     $14,672,911
                                                 ===========     ============
See notes to financial statements.

PINNACLE FUND
SCHEDULE OF INVESTMENTS
December 31, 1996

                                                  Shares    Market Value
                  COMMON STOCKS                 ---------   --------------

BANKS & FINANCE (8.30%)
   Bankamerica Corporation. . . . . . . .              3,650       364,087
   Chase Manhattan Corporation. . . . . .              3,900       348,075
   Federal National Mortgage Association   12,000    447,000
   Heritage Financial Services, Inc.. . .             10,000       212,500
                                                                 ---------
                                                                 1,371,662
                                                                 ---------
BUSINESS SERVICES (8.73%)
  Ceridian Corporation. . . . . . . . . .              8,200       332,100
  Electronic Data Systems Corporation . .              6,800       294,100
  First Data Corporation. . . . . . . . .             12,000       438,000
  GTE Corporation                                      8,300       377,650
                                                                  ---------
                                                                 1,441,850
                                                                  ---------
CAPITAL GOODS (13.63%)
  Allied Signal, Inc. . . . . . . . . . .              5,300       355,100
  Emerson Electric Company. . . . . . . .              4,800       464,400
  General Electric Company. . . . . . . .              5,700       563,588
  Ingersoll Rand Company. . . . . . . . .              7,600       338,200
  Tyco International Ltd. . . . . . . . .             10,000       528,750
                                                                 ---------
                                                                 2,250,038
                                                                 ---------
CHEMICALS (5.22%)
  Dupont E I DeNemours & Company. . . . .              3,500       330,313
  Monsanto Company. . . . . . . . . . . .             13,675       531,615
                                                                 ---------
                                                                   861,928
                                                                 ---------
COMMUNICATIONS (2.81%)
  *  Worldcom, Inc. . . . . . . . . . . .             17,800       463,913
                                                                 ---------

COMPUTER SYSTEMS & SOFTWARE (14.34%)
  *  Cisco Systems, Inc.. . . . . . . . .              6,900       439,013
      Intel Corporation . . . . . . . . .              2,600       340,438
  *  Microsoft Corporation. . . . . . . .              8,000       661,000
  *  Oracle Corporation . . . . . . . . .              7,900       329,824
  *  Sterling Commerce, Inc.. . . . . . .             10,829       381,722
  *  Sterling Software, Inc.. . . . . . .              6,800       215,050
                                                                 ---------
                                                                 2,367,047
                                                                 ---------
CONSUMER SERVICES (5.03%)
  *  CUC International, Inc.. . . . . . .             15,985       379,644
      Service Corporation International               16,100. . . .450,800
                                                                 ---------
                                                                   830,444
                                                                 ---------
CONSUMER STAPLES (2.42%)
  Coca-Cola Company . . . . . . . . . . .              7,600       399,950
                                                                 ---------
ENERGY (5.30%)
  Mobil Corporation . . . . . . . . . . .              3,400       415,650
  Schlumberger Ltd. . . . . . . . . . . .              4,600       459,425
                                                                 ---------
                                                                   875,075
                                                                 ---------
HEALTH CARE (18.76%)
  *  Amgen, Inc.. . . . . . . . . . . . .              8,000       435,000
  *  Boston Scientific Corporation. . . .              7,700       462,000
      Cardinal Health, Inc. . . . . . . .              9,150       532,987
  *  Medpartners, Inc.. . . . . . . . . .             13,189       276,969
      Merck & Company, Inc. . . . . . . .              6,800       538,900
      Pfizer, Inc.. . . . . . . . . . . .              6,300       522,113
      Warner Lambert Company. . . . . . .              4,400       330,000
                                                                 ---------
                                                                 3,097,969
                                                                 ---------
INSURANCE (8.98%)
  American International Group, Inc.. . .              4,650       503,362
  Conseco, Inc. . . . . . . . . . . . . .              6,900       439,875
  MGIC Investment Corporation Wisconsin                7,100       539,600
                                                                 ---------
                                                                 1,482,837
                                                                 ---------
RETAIL (2.07%)
  Sears Roebuck & Company . . . . . . . .              7,400       341,325
                                                                 ---------

TOTAL COMMON STOCKS (95.59%). . . . . . .                       15,784,038
                                                                 ---------
SHORT-TERM NOTES (4.41%)
  Johnson Controls, Inc. (5.80%). . . . .            432,886       432,886
  Wisconsin Electric Power Corp. (5.78%)             294,639       294,639
                                                                 ---------
TOTAL SHORT-TERM NOTES. . . . . . . . . .                          727,525
                                                                 ---------
TOTAL INVESTMENTS . . . . . . . . . . . .                      $16,511,563
                                                                ==========

*  Non-income producing security.

PINNACLE FUND
FINANCIAL HIGHLIGHTS

                                                             Year Ended December 31
                                                         -------------------------------
                                                    1996     1995     1994           1993     1992
                                                  --------  -------  ------         -------  -------
Selected data for each share outstanding
  throughout the period is as follows:
  Net asset value, beginning of period              $22.47  $18.83  $21.15         $21.83   $22.14
                                                   -------  ------  ------         ------   ------
Income from Investment Operations
    Net investment income                              .05     .11     .09            .10      .13

    Net gains or losses on securities
      (both realized and unrealized)                  5.04    6.54   (.34)            .62    (.29)
                                                   -------  ------  ------         ------   ------
         Total from investment operations             5.09    6.65   (.25)            .72    (.16)
                                                   -------  ------  ------         ------   ------
    Dividends (from net investment income)           (.05)   (.11)   (.09)          (.10)    (.13)
                                                   -------  ------  ------         ------   ------
    Distributions (from capital gains)              (3.55)  (2.90)  (1.98)         (1.30)    (.02)
                                                   -------  ------  ------         ------   ------

Net Asset Value, End of Period                      $23.96  $22.47  $18.83         $21.15   $21.83
                                                   ======= ======= =======        =======  =======
Total Return                                         22.5%   35.4%  (1.1)%           3.3%    (.7)%
                                                   ======= ======= =======        =======  =======
Ratios/Supplemental Data (in thousands)
    Net assets, end of period                      $16,491         $14,673        $13,014    $15,135           $14,721
                                                   ======= ======= =======        =======  =======
    Ratio of expenses to average net
      assets                                         1.16%   1.14%   1.15%          1.17%    1.18%
                                                   ======= ======= =======        =======  =======
    Ratio of net income to average net
      assets                                          .18%    .44%    .41%           .46%     .67%
                                                   ======= ======= =======        =======  =======
    Portfolio turnover rate                         44.07%  68.48%  91.01%         85.35%   33.26%
                                                   ======= ======= =======        =======  =======
    Average commission rate paid                    $.0606  $.0590
                                                   ======= =======
See notes to financial statements.

PINNACLE FUND
NOTES TO FINANCIAL STATEMENTS

NOTE 1- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization Pinnacle Fund (the "Fund") was formed as a business trust under the laws of the state of Indiana on December 19, 1984, and is registered under the Investment Company Act of 1940 as an open-end diversified investment company. The Fund invests primarily in common stocks as well as some money market and fixed income investments. The Fund is licensed to sell shares in Indiana, Ohio and Michigan. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of the revenues, expenses, gains, losses and other changes in net assets during the reporting period. Actual results could differ from those estimates.

Investment Valuation Securities traded on a national exchange are valued at their last reported sales price on the primary exchange on which they are traded. Securities traded in the over-the-counter market, and listed securities for which no sale was reported on that date, are valued at the last reported bid price. Securities for which there are no readily available market quotations are valued at their fair value as determined in good faith by the Board of Trustees.

Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost, which approximates current market value. The cost of investments is the same for financial reporting and federal income tax purposes.

Securities transactions are recorded on the trade date. Realized gains and losses on sales of investments are determined on the specific-identification method for financial reporting and federal income tax purposes. Dividends from equity securities are recorded as income on the ex-dividend date. Interest income from debt securities is accrued on a daily basis.

Federal Income Taxes It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. On such basis, the Fund has not incurred and, under present law, will not incur any liabilities for income taxes on such income.

Distributions to Shareholders Distributions in cash or shares of the Fund are recorded on the ex-dividend date. Distributions payable in shares of the Fund are made at net asset value on the ex-dividend date.



PINNACLE FUND
NOTES TO FINANCIAL STATEMENTS


NOTE 2 - INVESTMENT ADVISORY AND TRANSACTIONS WITH AFFILIATES:

Under an investment advisory agreement with the Fund, Heartland Capital Management, Inc. ("Advisor") provides investment advisory services and certain other services and facilities required by the Fund to conduct its business. For such services, the Fund pays an annual investment advisory fee equal to .80% of the average daily net assets of the Fund. The fee is computed daily and payable monthly. For the year ended December 31, 1996, the Fund incurred investment advisory fees of $126,100.

The Advisor has agreed to reimburse the Fund to the extent annual operating expenses, including the investment advisory fee but excluding interest, taxes, and brokerage commissions, exceed the sum of (i) 2% of the first $10 million of the Fund's average net assets, (ii) 1 1/2% of the next $20 million of such assets, and (iii) 1% of any excess over $30 million. Reimbursement was not required for the year ended December 31, 1996.

Three officers/trustees of the Fund are also officers, directors, and principal shareholders of the Advisor. The Advisor's profit sharing trust is a shareholder of the Fund.

NOTE 3 - PURCHASE OF SECURITIES

For the year ended December 31, 1996, the aggregate cost of securities purchased, exclusive of short-term notes, amounted to $6,539,055.


NOTE 4 - SHARE AND OTHER CAPITAL TRANSACTIONS

At December 31, 1996, paid-in capital aggregated $11,639,596.
Transactions in shares of the Fund were as follows:

                                        Shares               Amount
                                     --------------       -------------
                                   1996        1955       1996       1995
                                   -------    -------    --------   -------
Shares sold                      40,025.901  46,067.691  $1,009,745   $960,552
Shares issued in reinvest-
  ment of dividends and
  distributions                  85,424.031  72,902.202   2,075,804  1,628,635
                                 ----------  ----------   ---------  ---------
                                125,449.932 118,969.893   3,085,549  2,589,187
Shares redeemed                  90,239.226 157,063.618   2,236,681  3,398,320
                                 ----------  ----------   ---------  ---------
Net increase (decrease)          35,210.706(38,093.725)  $  848,868 $(809,133)
                                  =========  ==========   =========  =========

On December 27, 1996, the Board of Trustees declared a dividend from net investment income and a distribution of net realized gains from security transactions. The dividend of $.051 and the distribution of $3.552 were paid December 30, 1996 to each shareholder of record on December 27, 1996.




                      Independent Auditor's Report

To the Board of Trustees
    and Shareholders of
    Pinnacle Fund

We have audited the accompanying statement of assets and liabilities of Pinnacle Fund, including the schedule of portfolio investments, as of December 31, 1996, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian and a broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pinnacle Fund as of December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.


Geo. S. Olive & Co. LLC

Indianapolis, Indiana
February 5, 1997


                                        HISTORICAL RECORD

                            Net Asset    Capital Gains          Dividend         Growth of An
                              Value      Distributions        Distributions      Initial$10,000
                            Per Share      Per Share            Per Share         Investment**
                          ------------    ------------        -------------    ---------------

March 4, 1985*               $10.00                                                $10,000.00
December 31, 1985            $11.54                                                $11,545.00
December 31, 1986            $12.85          0.653                0.059            $13,557
December 30, 1987            $14.02          0.553                0.223            $15,623
December 31, 1988            $14.53          0.228                0.215            $16,676
December 29, 1989            $18.23          0.548                0.252            $21,841
December 31, 1990            $16.87          0.431                0.352            $21,155
December 31, 1991            $22.14          1.208                0.246            $29,589
December 31, 1992            $21.83          0.020                0.129            $29,374
December 31, 1993            $21.15          1.303                0.101            $30,347
December 31, 1994            $18.83          1.980                0.095            $30,009
December 29, 1995            $22.47          2.902                0.107            $40,633
December 31, 1996            $23.96          3.552                0.051            $49,751


*Date of Initial Public Offering
**Assuming reinvestment of all distributions




                                                   PINNACLE
                                                   FUND
________________________________________________________________


Investment Advisor
HEATHLAND CAPITAL MANAGEMENT, INC.
Indianapolis, 317/633-4080


Custodian, Transfer Agent and
Disbursing Agent
FIRSTAR TRUST COMPANY
Milwaukee, 414/765-4124


Auditors
GEO. S. OLIVE & CO., LLC
Indianapolis


Counsel
SOMMER & BARNARD, PC
Indianapolis


This report has been prepared primarily for the                ANNUAL REPORT
benefit of existing shareholders of the Fund
and is not intended as an offer to sell the                    DECEMBER 31, 1996
Fund's shares.  When used otherwise, it must
be accompanied or preceded by the current
prospectus.

